UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-642

DWS International Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	4/30/07

ITEM 1.               REPORT TO STOCKHOLDERS

APRIL 30, 2007

Semiannual Report
to Shareholders

DWS Emerging Markets
Equity Fund

Contents

Click here Performance Summary

Click here Information About Your Fund's Expenses

Click here Portfolio Management Review

Click here Portfolio Summary

Click here Investment Portfolio

Click here Financial Statements

Click here Financial Highlights

Click here Notes to Financial Statements

Click here Account Management Resources

Click here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk. Investing in securities of emerging markets presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. This fund also may focus its investments in certain geographical regions, thereby increasing its vulnerability to developments in that region. All of these factors may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary April 30, 2007

Classes A, B and C

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The total annual fund operating expenses ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated March 1, 2007 are 1.82%, 2.70% and 2.62% for Class A, Class B and Class C shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended April 30, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings for the 1-year, 3-year, 5-year and 10-year periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares prior to their inception on May 29, 2001 are derived from the historical performance of Class S shares of the DWS Emerging Markets Equity Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 4/30/07
DWS Emerging Markets Equity Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	17.19%	15.19%	29.97%	24.31%	7.56%
Class B	16.64%	14.16%	28.92%	23.33%	6.68%
Class C	16.75%	14.27%	28.95%	23.36%	6.72%
MSCI Emerging Markets Index+	20.27%	18.21%	33.67%	25.81%	9.24%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 4/30/07	$ 22.70	$ 21.45	$ 21.52
10/31/06	$ 25.35	$ 24.34	$ 24.39
Distribution Information: Six Months as of 4/30/07: Income Dividends	$ .03	$ —	$ —
Capital Gain Distributions	$ 6.43	$ 6.43	$ 6.43
Class A Lipper Rankings — Emerging Markets Funds Category as of 4/30/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	174	of	228	76
3-Year	128	of	187	69
5-Year	85	of	155	55

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Emerging Markets Equity Fund — Class A [] MSCI Emerging Markets Index+

Yearly periods ended April 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 4/30/07
DWS Emerging Markets Equity Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,856	$20,695	$27,982	$19,530
	Average annual total return	8.56%	27.43%	22.85%	6.92%
Class B	Growth of $10,000	$11,157	$21,226	$28,434	$19,097
	Average annual total return	11.57%	28.51%	23.24%	6.68%
Class C	Growth of $10,000	$11,427	$21,442	$28,562	$19,171
	Average annual total return	14.27%	28.95%	23.36%	6.72%
MSCI Emerging Markets Index+	Growth of $10,000	$11,821	$23,884	$31,524	$24,208
	Average annual total return	18.21%	33.67%	25.81%	9.24%

The growth of $10,000 is cumulative.

+ The Morgan Stanley Capital International (MSCI) Emerging Markets Index is an unmanaged, capitalization-weighted index of companies in a universe of 26 emerging markets. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates.
Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated March 1, 2007 is 1.60% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended April 30, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns as of 4/30/07
DWS Emerging Markets Equity Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class S	17.29%	15.49%	30.28%	24.66%	7.84%
MSCI Emerging Markets Index+	20.27%	18.21%	33.67%	25.81%	9.24%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 4/30/07	$ 22.92
10/31/06	$ 25.58
Distribution Information: Six Months as of 4/30/07: Income Dividends	$ .10
Capital Gain Distributions	$ 6.43
Class S Lipper Rankings — Emerging Markets Funds Category as of 4/30/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	171	of	228	75
3-Year	123	of	187	65
5-Year	77	of	155	50
10-Year	61	of	79	77

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Emerging Markets Equity Fund — Class S [] MSCI Emerging Markets Index+

Yearly periods ended April 30
Comparative Results as of 4/30/07
DWS Emerging Markets Equity Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$11,549	$22,110	$30,109	$21,272
	Average annual total return	15.49%	30.28%	24.66%	7.84%
MSCI Emerging Markets Index+	Growth of $10,000	$11,821	$23,884	$31,524	$24,208
	Average annual total return	18.21%	33.67%	25.81%	9.24%

The growth of $10,000 is cumulative.

+ The Morgan Stanley Capital International (MSCI) Emerging Markets Index is an unmanaged, capitalization-weighted index of companies in a universe of 26 emerging markets. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates.

Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses for Class S shares; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (November 1, 2006 to April 30, 2007).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended April 30, 2007
Actual Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 11/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/07	$ 1,171.90	$ 1,166.40	$ 1,167.50	$ 1,172.90
Expenses Paid per $1,000*	$ 9.42	$ 14.23	$ 13.76	$ 8.46
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 11/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/07	$ 1,016.12	$ 1,011.65	$ 1,012.10	$ 1,017.01
Expenses Paid per $1,000*	$ 8.75	$ 13.22	$ 12.77	$ 7.85
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S
DWS Emerging Markets Equity Fund	1.75%	2.65%	2.56%	1.57%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, Lead Portfolio Manager Terrence Gray discusses DWS Emerging Markets Equity Fund's strategy and the market environment during the six-month period ended April 30, 2007.

Q: How did emerging-markets stocks perform during the semiannual period?

A: The asset class continued to deliver outstanding performance, returning 20.27% as measured by the fund's benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Index.1 In addition to providing a strong absolute return, the emerging markets outpaced their developed market peers, as gauged by the 11.87% return of the MSCI World Index (a measure of global stock markets, including the United States, Canada, Europe, Australia and the Far East).2 The emerging markets have outperformed not just in the past six months, but also over the long term:

	1-year	3-year	5-year	10-year
MSCI Emerging Markets Index	18.21%	33.67%	25.81%	9.24%
MSCI World Index	16.98%	17.10%	12.10%	8.00%

Performance is historical and no guarantee of future results.

1 The Morgan Stanley Capital International (MSCI) Emerging Markets Index is an unmanaged capitalization-weighted index of companies in a universe of 26 emerging markets. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates.
2 The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization-weighted measure of global stock markets, including the United States, Canada, Europe, Australia and the Far East. The index is calculated using closing market prices and converts to US dollars using the London close foreign exchange rates.
Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

The reasons for the rally are both technical and fundamental in nature. With regard to the former, a high level of global liquidity — in other words, the availability of cash to be put to work in the financial markets — has been supportive for all higher-risk asset classes. Emerging markets in particular have been a key beneficiary of this trend, largely because of the second key factor — their robust fundamentals. Emerging nations boast the strongest economic backdrop in decades, with a large trade surpluses, increasingly sound fiscal policies and low debt financing requirements. The asset class has also been supported by the growing wealth of the middle class, which is a positive for banks and consumer-related companies. These healthy economic fundamentals have caused investors to view the region as being less risky, and this in turn has led to lower interest rates — an important development since this reduces the financing costs for emerging nations.

Despite this broadly positive environment, emerging-market equities experienced a sharp correction in late February and early March due to a brief selloff in China and concerns that weakness in the US subprime mortgage market would spill over to the rest of the US economy. We are encouraged by the speed of the subsequent rebound, which was driven in part by investors' recognition that the fundamentals of the asset class remained solid.

Q: How did the fund perform relative to its benchmark and peer group?

A: The total return of the fund's Class A shares for the six-month period ended April 30, 2007, was 17.19%. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 8 for the performance of other share classes and for more complete performance information.)

The fund's return was slightly below both the 20.27% return of the benchmark and the 19.54% average return of the 250 funds in its Lipper peer group, Emerging Markets Funds.3

3 Lipper's Emerging Markets Funds category is defined as those funds that seek long-term capital appreciation by investing at least 65% of total assets in emerging-market equity securities, where "emerging market" is defined by a country's GNP per capita or other economic measures. Category returns assume reinvestment of dividends. It is not possible to invest directly into a Lipper category.

Q: What factors helped and hurt performance?

A: The fund benefited from the substantial outperformance of our stock picks in the consumer sector. Our stock selection also proved effective within materials and energy. Offsetting this was our underperformance in financials — the largest sector in the emerging-markets index — and industrials. Keeping in mind that the fund's sector weightings are a residual effect of our individual stock picks, performance was hurt by an overweight position in technology as well as an underweight in materials.4

4 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

Q: What individual holdings helped performance during the period?

A: The top contributor to performance was Unibanco-Uniao de Bancos Brasileiros SA, whose shares surged over 73% on the strength of its robust fourth-quarter earnings results. The company has benefited from both its growing loan business and the increased use of credit cards in Brazil. The second-best contributor was an Indian company, Bharti Airtel Ltd., which reported gains in its third-quarter profit as local demand for portable music players and handsets experienced impressive, sustained growth. The company also saw continued growth in domestic mobile-phone subscribers. Also making a strong contribution was the Mexican department store operator Grupo FAMSA SA, which was helped by news of declining core inflation and sustained growth in Mexico's retail sales. Rising profits boosted the shares of Turkiye Garanti Bankasi AS, which benefited from both renewed domestic demand for loans in Turkey and the announcement of its plans to expand its operations in Africa and Eastern Europe. Rounding out the list of top contributors was Truworths International Ltd., the South African retailer that has benefited from the country's rising personal consumption. Truworths has been expanding to take advantage of the consumer boom, which has been fueled in part by the central bank cutting interest rates to their lowest level since 1980.

Q: What holdings detracted from performance?

A: The leading individual detractor from performance was Dubai's Emaar Properties, the largest land developer in the Middle East. Its stock struggled after the company announced it would swap bonds convertible into shares of the company for land. Dubai's government raised concerns over this deal, but in our view investors overreacted and failed to understand the long-term strategic partnership that Emaar has with the government. Krung Thai Bank PCL. lost ground along with other domestic-focused Thai banks amid lingering negative sentiment surrounding the Thai market. The fund's performance was also hurt by its non-holding in SK Corp., which performed very well due to increased oil prices, sound financial management and the positive sentiment regarding the company's valuation. Gol Linhas Aereas Inteligentes SA, the Brazilian airliner, lost ground after lowering its earnings guidance for 2006. Air traffic issues in Brazil caused a higher number of cancelled and delayed flights, hurting the company's short-term revenues. Finally, Taiwan's High Tech Computer Corp. lagged when unimpressive demand for high-end handsets caused the company to miss earnings estimates.

Q: In what areas of the market have you been finding opportunities?

A: We remain focused on a few key long-term trends in the emerging markets — the growing middle class, the massive infrastructure buildout, and the opportunities in some of the frontier markets. We continue to seek mispriced securities in areas of our universe that have lagged and have strong valuation support. These themes remain the key drivers of performance for the fund, and we continue to find compelling stocks that fit these criteria.

Our focus on the frontier markets — i.e., the smaller, less heavily followed countries in the emerging-markets universe — reflects our ongoing search for undervalued, fast-growing companies in an environment in which we believe higher-priced markets such as China and India may become more vulnerable. We recently staged a research trip to the United Arab Emirates, Kuwait and Qatar. This initiative was prompted by the fact that sharp corrections in these markets over the past year has made their valuations increasingly attractive. There has been a massive transfer of wealth to this region with the oil price surge of the past few years, and this has translated into strong economic growth, job creation and increased spending patterns. We have found several compelling ideas in real estate, financial services and logistics. These markets lack strong correlations to other developed and emerging markets, a quality that we find attractive.

Our focus on frontier markets also led us to spend a few days in Pakistan in order to explore this undervalued and fast-growing economy. Pakistan has experienced GDP growth in excess of 6% for the past three years and we believe this is likely to continue over the next three to five years. Growth is being driven by investment, manufacturing, agriculture and a nascent service sector. Spending time in both Karachi and Islamabad, one cannot help but be amazed at the huge investment in infrastructure after 20 years of little or no activity. Roads are being ripped up and dramatically expanded; entire sewage and water distribution systems are being created; and office, hotels and residences are being built for the first time in a decade. The lack of good infrastructure is reminiscent of China and India 10 to 15 years ago, and we see a long and fruitful investment cycle ahead. Pakistan is also one of the most attractive countries from a demographic perspective, as out of its population of 160 million, nearly 100 million are under the age of 25. This brings huge challenges and opportunities, but we believe this presents a tremendous opportunity as these young people enter the workforce and become a part of the burgeoning middle class. In our view, Pakistan is a prime example of the opportunities that exist in the frontier markets.

Our trip to Pakistan also highlighted the importance of the infrastructure buildout that is occurring in the emerging markets. While not a new theme for the portfolio, the story remains one of our high-conviction ideas due to the incredible need for roads, ports, damns, refineries and petrochemical facilities in the emerging markets. In the Gulf Cooperation Council (GCC) alone this year, there is projected to be spending of $150 billion on infrastructure and $45 billion for petrochemical facilities in Saudi Arabia.5 Russia is projected to spend over $100 billion on various projects, while China and India also continue their fast-paced investments in this area. While it is difficult to accurately quantify all of the infrastructure spending, we can safely assume that close to $350 billion will be spent on these projects over the next year across the emerging-markets universe. We have several plays on this theme in the fund, such as Samsung Engineering Co. Ltd., one of Korea's leading engineering and construction companies with a large market share in Middle Eastern projects; Orascom Construction Industries, Egypt's leading cement and construction companies with strong project growth in the Middle East, Pakistan and Algeria; and Barloworld Ltd., which we believe is poised to benefit South Africa's infrastructure program. Recent visits to the Gulf and the subcontinent have reinforced the validity of this investment thesis, and we will continue to monitor this area for various investment opportunitites.

5 The GCC consists of Kuwait, Qatar, Oman, Saudi Arabia, Bahrain and the United Arab Emirates.

Q: Do you have any closing thoughts for investors?

A: The first quarter of 2007 proved to be one of the most volatile in quite some time for the global financial markets. Monetary tightening in China and slower growth in the US weighed on markets and brought a quick reduction in investors' risk appetites. But as the dust settled investors again focused on company fundamentals, and markets subsequently recovered much of their losses. We believe this underscores the firm foundation that continues to support emerging-market equities. Global growth remains solid, and growth in emerging markets continues to be robust. During the fourth quarter of 2006, the US economy grew 2.2%, compared with 4.8% for Japan, 3.6% for Europe, 10% in China and 9% in India. We also saw 8%-10% GDP growth in many of the Gulf markets. This strong fundamental backdrop, in conjunction with the wealth of companies that are delivering strong earnings and trading at reasonable valuations, should continue to provide a firm long-term underpinning for the asset class.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Portfolio Summary April 30, 2007

Geographical Diversification (Excludes Securities Lending Collateral and Cash Equivalents)	4/30/07	10/31/06

Pacific Basin	46%	45%
Latin America	20%	21%
Europe	17%	18%
Africa	10%	9%
Other	7%	7%
	100%	100%
Sector Diversification (As a % of Common and Preferred Stocks)	4/30/07	10/31/06

Financials	20%	21%
Information Technology	15%	14%
Energy	15%	17%
Consumer Discretionary	13%	12%
Telecommunication Services	13%	14%
Industrials	10%	8%
Materials	8%	6%
Consumer Staples	3%	4%
Health Care	2%	3%
Other	1%	1%
	100%	100%

Geographical and sector diversification are subject to change.

Ten Largest Equity Holdings at April 30, 2007 (24.4% of Net Assets)
1. Samsung Electronics Co., Ltd. Manufacturer of electronic parts	Korea	3.4%
2. OAO Gazprom Extracts, transports and sells natural gas	Russia	3.3%
3. America Movil SAB de CV Provider of wireless communications services	Mexico	3.1%
4. Petroleo Brasileiro SA Provider and distributor of petroleum	Brazil	2.8%
5. Kookmin Bank Provider of commercial banking services	Korea	2.5%
6. Companhia Vale do Rio Doce Operator of diverse mining and industrial complex	Brazil	2.3%
7. China Mobile Ltd. Provider of cellular telecommunication services	Hong Kong	2.0%
8. Hon Hai Precision Industry Co., Ltd. Manufacturer of electronic products	Taiwan	1.8%
9. NHN Corp. Provides Internet site with web portal services	Korea	1.6%
10. Bharti Airtel Ltd. Provides telecommunications services throughout India	India	1.6%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 20. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of April 30, 2007 (Unaudited)

	Shares	Value ($)

Common Stocks 98.1%
Argentina 1.0%
Banco Macro SA (ADR)	62,600	2,266,120
Pampa Holding SA (GDR), 144A*	40,800	917,818
(Cost $2,590,961)		3,183,938
Austria 0.6%
Erste Bank der oesterreichischen Sparkassen AG (Cost $1,475,174)	24,900	1,997,015
Bermuda 0.6%
Dufry South America Ltd. (BDR)*(Cost $1,785,178)	108,800	2,062,331
Brazil 12.7%
Banco Bradesco SA (ADR) (Preferred) (a)	119,400	2,533,668
Bematech Industria e Comercio de Equipamentos Eletronicos SA*	199,200	1,597,641
Companhia Vale do Rio Doce (ADR) (Preferred) (a)	221,900	7,586,761
Diagnosticos da America SA	66,400	1,438,432
Gafisa SA	128,300	1,807,861
Gol-Linhas Aereas Inteligentes SA (ADR) (Preferred) (a)	70,400	2,007,808
GVT Holding SA*	117,200	1,482,960
Lojas Renner SA	145,600	2,060,952
Lupatech SA	142,100	2,690,042
Petroleo Brasileiro SA (ADR)	90,700	9,181,561
Santos-Brasil SA (Unit)	279,700	3,442,716
Unibanco-Uniao de Bancos Brasileiros SA (GDR)	48,600	4,717,116
Wilson Sons Ltd. (BDR)*	76,000	898,036
(Cost $34,149,093)		41,445,554
Canada 0.2%
Coalcorp Mining, Inc.*(Cost $704,918)	1,242,000	772,124
Chile 0.6%
Inversiones Aguas Metropolitanas SA (ADR) 144A(Cost $1,540,580)	73,000	1,804,083
China 3.6%
China Coal Energy Co. "H"*	2,889,000	2,825,188
China Communications Construction Co., Ltd. "H"*	879,000	1,137,930
China Merchants Bank Co., Ltd. "H"*	901,000	2,201,747
China Molybdenum Co., Ltd. "H" 144A*	9,400	14,997
Focus Media Holding Ltd. (ADR)* (a)	87,600	3,241,200
PetroChina Co., Ltd. "H"	344,000	386,174
PetroChina Co., Ltd. (ADR)	7,200	807,408
Sunshine Holdings Ltd.	3,601,000	998,809
(Cost $9,698,660)		11,613,453
Czech Republic 0.8%
Zentiva NV (Cost $2,106,807)	38,321	2,763,128
Egypt 1.8%
Commercial International Bank	145,545	1,512,373
Orascom Construction Industries	42,088	2,427,703
Orascom Hotels & Development*	228,042	1,873,917
(Cost $4,711,973)		5,813,993
Hong Kong 4.4%
China Mobile Ltd. (ADR)	146,900	6,611,969
China Properties Group Ltd.*	828,900	312,943
China Yurun Food Group Ltd.	1,646,000	1,892,074
CNOOC Ltd.	2,457,400	2,113,307
Norstar Founders Group Ltd.	4,667,100	2,072,635
Samson Holding Ltd.	2,680,000	1,359,174
(Cost $11,830,531)		14,362,102
Hungary 1.1%
MOL Hungarian Oil and Gas Nyrt.(Cost $2,966,754)	28,700	3,498,164
India 4.1%
Bharti Airtel Ltd.*	259,600	5,117,946
Infosys Technologies Ltd.	63,000	3,124,127
Reliance Industries Ltd.	95,000	3,581,490
Sintex Industries Ltd.	284,835	1,394,845
(Cost $7,789,942)		13,218,408
Indonesia 2.8%
PT Astra International Tbk	1,040,500	1,633,939
PT Bank Mandiri	12,299,900	4,104,414
PT Indosat Tbk	605,800	448,461
PT Indosat Tbk (ADR) (a)	80,200	2,956,172
(Cost $7,045,847)		9,142,986
Israel 2.4%
Elbit Systems Ltd.	54,800	2,225,787
NICE Systems Ltd. (ADR)*	64,000	2,345,600
Teva Pharmaceutical Industries Ltd. (ADR)	88,600	3,394,266
(Cost $6,234,109)		7,965,653
Kazakhstan 0.9%
KazMunaiGas Exploration Production (GDR) 144A*(Cost $2,160,091)	136,500	2,825,550
Korea 15.4%
Daelim Industrial Co., Ltd.	25,735	3,013,428
Hyundai Department Store Co., Ltd.	25,700	2,634,631
Hyundai Mipo Dockyard Co., Ltd.	12,200	2,460,270
Hyundai Mobis	23,800	1,903,816
JVM Co., Ltd.	20,236	1,039,051
Kangwon Land, Inc.	81,700	1,686,145
Kookmin Bank (ADR)	89,600	8,047,872
NHN Corp.*	33,700	5,264,693
POSCO (ADR) (a)	36,200	3,791,588
Samsung Electronics Co., Ltd.	18,320	11,218,171
Samsung Engineering Co., Ltd.	40,000	2,940,349
Shinhan Financial Group Co., Ltd.	63,200	3,557,101
Woori Investment & Securities Co., Ltd.	110,700	2,558,455
(Cost $41,274,256)		50,115,570
Luxembourg 1.4%
Millicom International Cellular SA* (a)	27,700	2,250,625
Tenaris SA (ADR)	52,700	2,443,172
(Cost $2,953,545)		4,693,797
Malaysia 2.8%
Kuala Lumpur Kepong Bhd.	482,800	1,831,939
Resorts World Bhd.	2,888,000	2,736,384
Steppe Cement Ltd.*	211,985	1,234,781
Telekom Malaysia Bhd.	1,101,500	3,456,354
(Cost $6,868,604)		9,259,458
Mexico 5.1%
America Movil SAB de CV "L" (ADR)	190,400	10,001,712
Grupo FAMSA SAB "A"*	570,400	3,437,431
Grupo Financiero Banorte SAB de CV "O"	749,400	3,257,785
(Cost $9,051,904)		16,696,928
Morocco 0.7%
ONA SA (Cost $1,600,420)	10,800	2,326,627
Pakistan 0.8%
Adamjee Insurance Co., Ltd.	485,000	1,890,373
MCB Bank Ltd. (GDR) 144A	35,650	685,549
(Cost $2,224,658)		2,575,922
Philippines 1.3%
Filinvest Land, Inc.*	32,086,000	1,177,109
Metropolitan Bank & Trust Co.	1,434,620	1,865,608
SM Investments Corp.	169,200	1,255,254
(Cost $3,624,869)		4,297,971
Russia 9.3%
Far Eastern Shipping Co.*	2,911,947	1,670,730
Integra Group Holdings (GDR)*	76,700	1,609,933
LUKOIL (ADR)	50,200	3,930,660
Magnitogorsk (GDR) (REG S)*	103,300	1,306,745
Novolipetsk Steel (GDR) 144A	87,808	2,458,624
OAO Gazprom (ADR)	24,338	969,869
OAO Gazprom (ADR) (REG S)	250,897	9,837,284
OAO Magnit*	26,422	1,228,623
OAO Vimpel-Communications (ADR)* (a)	25,300	2,448,028
X5 Retail Group NV (GDR) (REG S)*	23,400	713,700
X5 Retail Group NV (GDR) 144A*	131,100	3,998,550
(Cost $25,462,679)		30,172,746
Singapore 0.7%
Olam International Ltd.(Cost $2,137,875)	1,075,100	2,219,171
South Africa 7.3%
Anglo Platinum Ltd.	14,700	2,364,108
Barloworld Ltd.	65,100	1,807,585
Gold Fields Ltd.	272,800	4,914,304
MTN Group Ltd.	253,800	3,703,016
Naspers Ltd. "N"	178,100	4,495,757
Steinhoff International Holdings Ltd.	797,200	2,811,608
Truworths International Ltd.	638,000	3,529,756
(Cost $20,628,376)		23,626,134
Taiwan 9.6%
Advanced Semiconductor Engineering, Inc.*	1,352,000	1,553,229
Asustek Computer, Inc.	1,231,100	2,807,625
Cathay Financial Holding Co., Ltd.	956,808	1,936,918
Chungwha Telecom Co., Ltd.	968,666	1,824,935
Delta Electronics, Inc.	637,500	1,989,926
Farglory Developers Co., Ltd.	1,435,700	2,368,430
Fuhwa Financial Holding Co., Ltd.*	4,851,351	2,089,145
High Tech Computer Corp.	133,400	1,986,579
Hon Hai Precision Industry Co., Ltd.	895,887	5,903,392
Inventec Co., Ltd.	1,816,000	1,335,679
Siliconware Precision Industries Co.	1,566,531	2,975,958
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	226,400	2,386,256
Yageo Corp.*	5,651,000	2,225,096
(Cost $31,758,345)		31,383,168
Thailand 2.5%
Bangkok Bank PCL (Foreign Registered)	1,448,600	4,675,165
Central Pattana PCL (Foreign Registered)	1,441,000	1,108,461
Krung Thai Bank PCL (Foreign Registered)	5,294,100	1,650,879
TISCO Bank PCL (Foreign Registered)	1,119,600	720,986
(Cost $7,364,811)		8,155,491
Turkey 2.0%
Tupras-Turkiye Petrol Rafinerileri AS	131,600	2,667,309
Turkiye Garanti Bankasi AS (Unit)	796,700	3,843,500
Turkiye Is Bankasi "C"	1	4
(Cost $5,192,917)		6,510,813
United Kingdom 0.7%
Lonmin PLC (Cost $1,928,093)	36,500	2,387,486
United Arab Emirates 0.9%
Emaar Properties (Cost $3,349,295)	995,101	2,912,542
Total Common Stocks (Cost $262,211,265)		319,802,306

Warrants 0.5%
Pakistan
MCB Bank Ltd., 144A, Expiration Date 1/20/2010* (Cost $1,263,373)	333,730	1,630,605

Preferred Stocks 0.9%
Brazil
Net Servicos de Comunicacao SA* (Cost $1,701,852)	193,943	2,969,636

Rights 0.0%
Brazil 0.0%
Gol Linhas Aereas Inteligentes* (Cost $0)	5,597	0
Thailand 0.0%
True Corp. PCL* (Cost $0)	324,062	0
Total Rights (Cost $0)		0

Securities Lending Collateral 6.1%
Daily Assets Fund Institutional, 5.33% (b) (c) (Cost $19,837,841)	19,837,841	19,837,841

Cash Equivalents 1.0%
Cash Management QP Trust, 5.31% (b) (Cost $3,133,906)	3,133,906	3,133,906
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $288,148,237)+	106.6	347,374,294
Other Assets and Liabilities, Net	(6.6)	(21,601,753)
Net Assets	100.0	325,772,541
* Non-income producing security.
+ The cost for federal income tax purposes was $288,237,510. At April 30, 2007, net unrealized appreciation for all securities based on tax cost was $59,136,784. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $64,124,290 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $4,987,506.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at April 30, 2007 amounted to $19,254,348 which is 5.9% of net assets.
(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Represents collateral held in connection with securities lending.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

BDR: Bearer Depositary Receipt

GDR: Global Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of April 30, 2007 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $265,176,490) — including $19,254,348 of securities loaned	$ 324,402,547
Investment in Cash Management QP Trust (cost $3,133,906)	3,133,906
Investment in Daily Assets Fund Institutional (Cost $19,837,841)*	19,837,841
Total investments in securities, at value (cost $288,148,237)	347,374,294
Cash	1,790,217
Foreign currency, at value (cost $246,689)	246,192
Receivable for investments sold	7,736,338
Dividends receivable	546,388
Interest receivable	13,589
Receivable for Fund shares sold	229,714
Foreign taxes recoverable	124,381
Other assets	37,985
Total assets	358,099,098
Liabilities
Payable for investments purchased	10,512,199
Payable upon return of securities loaned	19,837,841
Payable for Fund shares redeemed	1,300,237
Deferred foreign taxes payable	169,649
Accrued management fee	267,423
Other accrued expenses and payables	239,208
Total liabilities	32,326,557
Net assets, at value	$ 325,772,541
Net Assets
Net assets consist of: Accumulated distributions in excess of net investment income	(218,099)
Net unrealized appreciation (depreciation) on: Investments (net of deferred foreign taxes of $169,649)	59,056,408
Foreign currency related transactions	6,146
Accumulated net realized gain (loss)	31,115,036
Paid-in capital	235,813,050
Net assets, at value	$ 325,772,541
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2007 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($101,932,973 ÷ 4,491,232 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 22.70
Maximum offering price per share (100 ÷ 94.25 of $22.70)	$ 24.08

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($6,192,900 ÷ 288,748 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)
$ 21.45

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($13,004,371 ÷ 604,317 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)
$ 21.52
Class S Net Asset Value, offering and redemption price(a) per share ($204,642,297 ÷ 8,926,855 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 22.92
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended April 30, 2007 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $319,073)	$ 2,409,436
Interest — Cash Management QP Trust	33,683
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	27,468
Interest	12,893
Total Income	2,483,480
Expenses: Management fee	1,616,077
Administration fee	160,109
Services to shareholders	279,246
Custodian fee	236,520
Distribution service fees	207,072
Auditing	44,865
Legal	22,095
Directors' fees and expenses	7,225
Reports to shareholders	33,647
Registration fees	31,190
Other	84,152
Total expenses before expense reductions	2,722,198
Expense reductions	(27,000)
Total expenses after expense reductions	2,695,198
Net investment income (loss)	(211,718)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments (net of foreign taxes of $13,197)	31,866,453
Foreign currency related transactions (including foreign taxes of $209)	(163,055)
31,703,398
Net unrealized appreciation (depreciation) during the period on: Investments (including deferred foreign tax credit of $115,449)	19,089,483
Foreign currency related transactions	2,893
19,092,376
Net gain (loss) on investment transactions	50,795,774
Net increase (decrease) in net assets resulting from operations	$ 50,584,056

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2007 (Unaudited)	Year Ended October 31, 2006
Operations: Net investment income (loss)	$ (211,718)	$ 1,163,992
Net realized gain (loss) on investment transactions	31,703,398	77,512,975
Net unrealized appreciation (depreciation) during the period on investment transactions	19,092,376	(3,205,584)
Net increase (decrease) in net assets resulting from operations	50,584,056	75,471,383
Distributions to shareholders: Net investment income: Class A	(103,785)	—
Class S	(758,254)	—
Net realized gains: Class A	(23,073,468)	(6,882,331)
Class B	(1,597,328)	(343,936)
Class C	(3,118,397)	(701,456)
Class AARP	—	(885,264)
Class S	(49,709,434)	(10,375,182)
Fund share transactions: Proceeds from shares sold	26,166,898	81,264,700
Net assets acquired in tax-free reorganization	—	137,847,772
Reinvestment of distributions	66,277,796	16,645,469
Cost of shares redeemed	(48,325,927)	(215,503,881)
Redemption fees	5,960	20,013
Net increase (decrease) in net assets from Fund share transactions	44,124,727	20,274,073
Increase (decrease) in net assets	16,348,117	76,557,287
Net assets at beginning of period	309,424,424	232,867,137
Net assets at end of period (including accumulated distributions in excess of net investment income and undistributed net investment income of $218,099 and $855,658, respectively)	$ 325,772,541	$ 309,424,424

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended October 31,	2007[a]	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 25.35	$ 20.26	$ 15.61	$ 13.25	$ 8.69	$ 8.28
Income (loss) from investment operations: Net investment income (loss)[b]	(.02)	.06[e]	.10	.08	.04	(.04)
Net realized and unrealized gain (loss) on investment transactions	3.83	6.67	4.63	2.29	4.52	.45
Total from investment operations	3.81	6.73	4.73	2.37	4.56	.41
Less distributions from: Net investment income	(.03)	—	(.08)	(.02)	—	—
Net realized gains on investment transactions	(6.43)	(1.64)	—	—	—	—
Total distributions	(6.46)	(1.64)	(.08)	(.02)	—	—
Redemption fees	.00***	.00***	.00***	.01	.00***	.00***
Net asset value, end of period	$ 22.70	$ 25.35	$ 20.26	$ 15.61	$ 13.25	$ 8.69
Total Return (%)[c]	17.19**	34.49[d,e]	30.48[d]	18.00[d]	52.47[d]	4.95
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	102	90	84	49	16	8
Ratio of expenses before expense reductions (%)	1.75*	1.93	2.05	2.06	2.19	2.18
Ratio of expenses after expense reductions (%)	1.75*	1.92	1.98	1.99	2.16	2.18
Ratio of net investment income (loss) (%)	(.19)*	.26[e]	.59	.56	.38	(.57)
Portfolio turnover rate (%)	86*	145	126	146	182	115
[a] For the six months ended April 30, 2007 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note G). The non-recurring income resulted in an increase in net investment income of $0.00035 per share and an increase in the ratio of net investment income of 0.001%. Excluding this non-recurring income, total return would have been 0.001% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B Years Ended October 31,	2007[a]	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 24.34	$ 19.66	$ 15.20	$ 12.98	$ 8.58	$ 8.25
Income (loss) from investment operations: Net investment income (loss)[b]	(.11)	(.12)[e]	(.03)	(.02)	(.04)	(.12)
Net realized and unrealized gain (loss) on investment transactions	3.65	6.44	4.49	2.23	4.44	.45
Total from investment operations	3.54	6.32	4.46	2.21	4.40	.33
Less distributions from: Net realized gains on investment transactions	(6.43)	(1.64)	—	—	—	—
Redemption fees	.00***	.00***	.00***	.01	.00***	.00***
Net asset value, end of period	$ 21.45	$ 24.34	$ 19.66	$ 15.20	$ 12.98	$ 8.58
Total Return (%)[c]	16.64**	33.44[d,e]	29.34[d]	17.10[d]	51.28[d]	4.00
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6	6	4	2	2.64
Ratio of expenses before expense reductions (%)	2.65*	2.89	3.03	2.91	2.97	2.98
Ratio of expenses after expense reductions (%)	2.65*	2.79	2.76	2.75	2.93	2.98
Ratio of net investment income (loss) (%)	(1.09)*	(.61)[e]	(.19)	(.20)	(.39)	(1.37)
Portfolio turnover rate (%)	86*	145	126	146	182	115
[a] For the six months ended April 30, 2007 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note G). The non-recurring income resulted in an increase in net investment income of $0.00035 per share and an increase in the ratio of net investment income of 0.001%. Excluding this non-recurring income, total return would have been 0.001% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended October 31,	2007[a]	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 24.39	$ 19.70	$ 15.23	$ 13.01	$ 8.60	$ 8.26
Income (loss) from investment operations: Net investment income (loss)[b]	(.10)	(.11)[e]	(.03)	(.02)	(.04)	(.12)
Net realized and unrealized gain (loss) on investment transactions	3.66	6.44	4.50	2.23	4.45	.46
Total from investment operations	3.56	6.33	4.47	2.21	4.41	.34
Less distributions from: Net realized gains on investment transactions	(6.43)	(1.64)	—	—	—	—
Redemption fees	.00***	.00***	.00***	.01	.00***	.00***
Net asset value, end of period	$ 21.52	$ 24.39	$ 19.70	$ 15.23	$ 13.01	$ 8.60
Total Return (%)[c]	16.75**	33.43[d,e]	29.35[d]	17.06[d]	51.28[d]	4.12
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	13	12	8	3	2	1
Ratio of expenses before expense reductions (%)	2.56*	2.77	2.89	2.86	2.95	2.96
Ratio of expenses after expense reductions (%)	2.56*	2.73	2.75	2.76	2.92	2.96
Ratio of net investment income (loss) (%)	(1.00)*	(.55)[e]	(.18)	(.21)	(.38)	(1.35)
Portfolio turnover rate (%)	86*	145	126	146	182	115
[a] For the six months ended April 30, 2007 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note G). The non-recurring income resulted in an increase in net investment income of $0.00035 per share and an increase in the ratio of net investment income of 0.001%. Excluding this non-recurring income, total return would have been 0.001% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended October 31,	2007[a]	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 25.58	$ 20.38	$ 15.71	$ 13.34	$ 8.73	$ 8.29
Income (loss) from investment operations: Net investment income (loss)[b]	(.00)***	.12[d]	.14	.11	.07	(.03)
Net realized and unrealized gain (loss) on investment transactions	3.87	6.72	4.66	2.31	4.54	.47
Total from investment operations	3.87	6.84	4.80	2.42	4.61	.44
Less distributions from: Net investment income	(.10)	—	(.13)	(.06)	—	—
Net realized gains on investment transactions	(6.43)	(1.64)	—	—	—	—
Total distributions	(6.53)	(1.64)	(.13)	(.06)	—	—
Redemption fees	.00***	.00***	.00***	.01	.00***	.00***
Net asset value, end of period	$ 22.92	$ 25.58	$ 20.38	$ 15.71	$ 13.34	$ 8.73
Total Return (%)	17.29c**	34.90[c,d]	30.67[c]	18.34[c]	52.81[c]	5.31
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	205	202	128	89	65	38
Ratio of expenses before expense reductions (%)	1.60*	1.76	1.89	1.93	1.92	1.91
Ratio of expenses after expense reductions (%)	1.57*	1.67	1.76	1.76	1.90	1.91
Ratio of net investment income (loss) (%)	(.01)*	.51[d]	.81	.79	.64	(.30)
Portfolio turnover rate (%)	86*	145	126	146	182	115
[a] For the six months ended April 30, 2007 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note G). The non-recurring income resulted in an increase in net investment income of $0.00035 per share and an increase in the ratio of net investment income of 0.001%. Excluding this non-recurring income, total return would have been 0.001% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Emerging Markets Equity Fund (the "Fund") is a diversified series of DWS International Fund, Inc. (the "Corporation"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of April 30, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. The Fund may also engage in forward currency contracts for non-hedging purposes.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

In July 2006, FASB issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. On December 22, 2006, the SEC indicated that they would not object if a Fund implements FIN 48 in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. Management has begun to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in passive foreign investment companies, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. For the period from November 1, 2006 through March 11, 2007, the redemption or exchange of shares held for less than 30 days was assessed a fee of 2% of the total amount redeemed or exchanged. Effective March 12, 2007, the Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended April 30, 2007, purchases and sales of investment securities (excluding short-term investments) aggregated $137,185,101 and $168,540,227, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly investment management fee based on the Fund's average daily net assets accrued daily and payable monthly, at the following annual rates:

First $250 million of the Fund's average daily net assets	1.015%
Next $500 million of such net assets	.990%
Over $750 million of such net assets	.965%

Accordingly, for the six months ended April 30, 2007, the fee pursuant to the Investment Management Agreement was equivalent to an annualized effective rate of 1.01% of the Fund's average daily net assets.

For the period from November 1, 2006 through September 30, 2007, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, proxy and organizational and offering expenses) to the extent necessary to maintain the operating expenses of each class as follows:

Class B	2.74%
Class C	2.74%

For the period from November 1, 2006 through April 13, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of Class S Shares at 1.55% of average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses).

Administration Fee. Pursuant to the Administrative Services Agreement with DIMA, the Advisor provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended April 30, 2007, the Advisor received an Administration Fee of $160,109, of which $27,095 is unpaid.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the Fund's transfer agent, dividend-paying agent and shareholder service agent for Class A, B and C shares of the Fund. DWS Scudder Service Corporation ("DWS-SSC"), an affiliate of the Advisor, was the Fund's transfer agent, dividend-paying agent and shareholder service agent for Class S shares of the Fund. Effective April 1, 2007, DWS-SSC merged with DWS-SISC. The Board of the Fund approved a new transfer agency agreement between the Fund and DWS-SISC. The new transfer agency agreement is identical in substance to the previous transfer agency agreement for the Fund, except for the named transfer agent. Pursuant to a sub-transfer agency agreement among DWS-SISC, DWS-SSC (through March 31, 2007) and DST Systems, Inc. ("DST"), DWS-SISC and DWS-SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the six months ended April 30, 2007, the amounts charged to the Fund by DWS-SISC and DWS-SSC (through March 31, 2007) were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at April 30, 2007
Class A	$ 43,472	—	$ 30,232
Class B	5,944	—	3,395
Class C	8,332	—	3,582
Class S	146,115	27,000	—
	$ 203,863	$ 27,000	$ 37,209

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended April 30, 2007, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2007
Class B	$ 23,647	$ 3,759
Class C	47,538	7,873
	$ 71,185	$ 11,632

In addition, DWS-SDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2007, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at April 30, 2007	Annualized Effective Rate
Class A	$ 113,523	$ 37,707.24%
Class B	7,434	2,717.24%
Class C	14,930	5,540.24%
	$ 135,887	$ 45,964

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended April 30, 2007, aggregated $15,052.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended April 30, 2007, the CDSC for Class B and Class C shares aggregated $6,494 and $2,389, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended April 30, 2007, SDI received $1,800 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended April 30, 2007, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $7,240, of which $5,324 is unpaid.

Directors' Fees and Expenses. As compensation for his or her services, each Independent Director receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairperson of the Board and the Chairperson of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements and may have prices more volatile than those of comparable securities of issuers in the United States of America.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 25 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2007		Year Ended October 31, 2006
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	502,193	$ 11,571,327	1,179,390	$ 27,572,188
Class B	44,888	974,717	163,307	3,688,512
Class C	88,816	1,901,292	246,012	5,557,632
Class AARP*	—	—	297,116	6,993,087
Class S	501,298	11,719,562	1,608,168	37,453,281
		$ 26,166,898		$ 81,264,700
Shares issued in tax-free reorganization
Class S	—	$ —	5,580,758	$ 137,847,772
Shares issued to shareholders in reinvestment of dividends
Class A	952,329	$ 19,941,768	245,257	$ 5,277,856
Class B	71,452	1,418,339	14,599	303,661
Class C	138,572	2,758,978	28,349	590,799
Class AARP*	—	—	38,026	824,422
Class S	1,994,227	42,158,711	445,463	9,648,731
		$ 66,277,796		$ 16,645,469
Shares redeemed
Class A	(500,063)	$ (11,091,258)	(2,023,662)	$ (47,346,884)
Class B	(81,203)	(1,740,417)	(125,656)	(2,818,099)
Class C	(113,817)	(2,431,764)	(170,045)	(3,788,497)
Class AARP*	—	—	(218,969)	(5,032,285)
Class S	(1,450,295)	(33,062,488)	(6,615,095)	(156,518,116)
		$ (48,325,927)		$ (215,503,881)
Shares converted*
Class AARP	—	$ —	(594,986)	$ (13,076,282)
Class S	—	—	595,176	13,076,282
		$		$ —
Redemption fees		$ 5,960		$ 20,013
Net increase (decrease)
Class A	954,459	$ 20,424,397	(599,015)	$ (14,492,630)
Class B	35,137	653,157	52,250	1,174,655
Class C	113,571	2,228,512	104,316	2,360,009
Class AARP*	—	—	(478,813)	(7,567,904)
Class S	1,045,230	20,818,661	1,614,470	38,799,943
		$ 44,124,727		$ 20,274,073
* On June 28, 2006, the Board of the Fund approved the conversion of Class AARP shares of the Fund into Class S shares of the Fund. This conversion was completed on July 14, 2006 and these shares are no longer offered.

G. Regulatory Matters and Litigation

Regulatory Settlements. On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DAMI") and Deutsche Investment Management Americas Inc. ("DIMA"), the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, would be distributed to funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including: formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that: at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for certain funds during this period; the funds retain a senior officer (or independent consultants) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DIMA"), Deutsche Asset Management, Inc. ("DAMI") and Scudder Distributors, Inc. ("SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DIMA, DAMI and SDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares. Accordingly, in October 2006 the Fund received $4,329 from the Advisor for its settlement portion, which was equivalent to $0.00035 per share.

As part of the settlements, DIMA, DAMI and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Private Litigation Matters. The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

H. Acquisition of Assets

On April 13, 2006, the Fund acquired all of the net assets of Scudder New Asia Fund, Inc., pursuant to a plan of reorganization approved by shareholders on March 21, 2006. The acquisition was accomplished by a tax-free exchange of 8,759,833 shares of Scudder New Asia Fund, Inc., for 5,580,758 Class S shares of the Fund outstanding on April 13, 2006. Scudder New Asia Fund's net assets at that date of $137,847,772, including $24,490,845 of net unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $300,654,235. The combined net assets of the Fund immediately following the acquisition were $438,502,007.

Account Management Resources

For shareholders of Classes A, B and C
Automated Information Line	(800) 621-1048 Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.
Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C
Nasdaq Symbol	SEKAX	SEKBX	SEKCX
CUSIP Number	23337R 106	23337R 205	23337R 304
Fund Number	479	679	779
For shareholders of Class S
Automated Information Lines	(800) 728-3337 Personalized account information, the ability to exchange or redeem shares, and information on other DWS funds and services via touchtone telephone.
Web Site	www.dws-scudder.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class S
Nasdaq Symbol	SEMGX
Fund Number	2079

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the DWS Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2006

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Emerging Markets Equity Fund, a series of DWS International Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	June 27, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Emerging Markets Equity Fund, a series of DWS International Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	June 27, 2007

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	June 27, 2007